                                                                  EXHIBIT 10(ff)


                            AMENDMENT NO. 3 TO FOURTH
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


     THIS AGREEMENT is made and entered into as of the 25th day of April, 1997 among NOVAMETRIX MEDICAL SYSTEMS INC., a Delaware corporation having its principal office at 56 Carpenter Lane, Wallingford, Connecticut 06492 ("Novametrix"); NTC TECHNOLOGY INC., a Delaware corporation having its principal office in Wilmington, Delaware with a mailing address in care of 56 Carpenter Lane, Wallingford, Connecticut 06492 ("NTC"), and FIRST UNION BANK OF CONNECTICUT, a Connecticut banking corporation having an office at 205 Church Street, New Haven, Connecticut 06510 (the "Lender"), as AMENDMENT NO. 3 TO THE FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of June 16, 1994 by and among Novametrix, NTC and Union Trust Company (the "Fourth Loan Agreement").

                                   WITNESSETH:

     WHEREAS, Novametrix, NTC and Union Trust Company executed the Fourth Loan Agreement on June 16, 1994; and

     WHEREAS, subsequent thereto, Union Trust Company changed its name to First Fidelity Bank; and

     WHEREAS, Novametrix, NTC and First Fidelity Bank executed Amendment
No. 1 to the Fourth Amended and Restated Loan and Security Agreement on July 26, 1995; and


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     WHEREAS, subsequent thereto, First Fidelity Bank changed its name to First
Union Bank of Connecticut; and

     WHEREAS, Novametrix, NTC and the Lender executed Amendment No. 2 to the Fourth Amended and Restated Loan and Security Agreement as of October 25, 1996; and

     WHEREAS, the parties now wish to amend and modify the Fourth Loan Agreement and the Substituted Revolving Note (as defined therein) issued thereunder to, inter alia, (i) change the interest rate payable on the Substituted Revolving Note, (ii) substitute the 1997 Substituted Revolving Note (as defined in Section 1 below) for the 1996 Substituted Revolving Note; and (iii) amend certain additional terms as more fully set forth below:

     NOW, THEREFORE, the parties agree as follows:

     7.     Amendments to the Definitions of Certain Terms:
(i) The definitions of each of the following terms, as set forth in the Fourth Loan Agreement, as heretofore amended, are hereby amended and restated to read as follows:

     1.51 "MAXIMUM PRINCIPAL AMOUNT" means (i) from the date hereof through and including October 31, 1997, FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000) and (ii) from November 1, 1997 and thereafter, THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000), or, in either case, such lesser amount in increments of $100,000 as the Borrower and NTC may irrevocably designate from time to time, in writing, to the Lender (but in no event shall the Maximum Principal Amount be less than the actual outstanding principal balance of the 1997 Substituted Revolving Note at the time of such designation).

     1.78 "RELATED DOCUMENTS" means the 1997 Substituted Revolving Note and the Substituted Term Note, and each and every other document executed by Borrower or NTC in connection with the Loans or otherwise in connection with the Fourth Loan Agreement as amended by Amendment


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     No. 1 and as amended by Amendment No. 2, and as amended by
     Amendment No. 3.

     1.82 "REVOLVING CREDIT INTEREST RATE" has the meaning set forth in
     Section 3.7 of the Fourth Loan Agreement, as amended by Amendment
     No. 3.

     1.93 "SUBSTITUTED REVOLVING NOTE" shall, unless the context otherwise requires, mean and refer to the 1997 Substituted Revolving Note.

            (ii) The term "1997 SUBSTITUTED REVOLVING NOTE" shall have the meaning accorded to it in Section 3.6 of the Fourth Loan Agreement as amended by Amendment No. 3.

            (iii) All other capitalized terms used herein which are not defined herein shall have the meaning accorded to them in the Fourth Loan Agreement as heretofore amended.

     8. Amended Terms Pertaining to Revolving Credit: The following subsections of Section 3 of the Fourth Loan Agreement, as heretofore amended entitled "Revolving Credit", are hereby amended and restated to read as follows:

     3.6 REVOLVING CREDIT NOTE. The obligation of Borrower and NTC to repay the Revolving Credit and all Advances thereunder shall be evidenced by an amended and restated promissory note (the "1997 Substituted Revolving Note") substantially in the form of Exhibit 3.6 (1997) attached to Amendment No. 3 and executed by the Borrower and NTC concurrently with Amendment No. 3.

     The 1997 Substituted Revolving Note shall for all purposes be treated as having been issued in substitution for, and not in repayment or as a refunding of, the 1996 Substituted Revolving Note executed by the Borrower and NTC in favor of Lender in the face principal amount of $3,500,000 dated October 25, 1996.

     3.7 INTEREST RATE. Interest shall accrue on the aggregate principal amount of all Advances outstanding under the Revolving Credit from time to time at the rate set forth in the 1997 Substituted Revolving Note (the "Revolving Credit Interest Rate"); provided that following an Event of Default the applicable interest rate shall be the Default Interest Rate. Interest shall be calculated on the basis of a 360 day year for the actual number of days elapsed. Each adjustment to the Revolving Credit Interest Rate shall result immediately, without notice or demand of any kind, in a new rate of interest effective with respect to the interest period on and after the date of such adjustment.


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     3.8 PAYMENT OF PRINCIPAL AND INTEREST. Interest shall be due and payable monthly, in arrears, on the first day of each month, commencing on May 1, 1997 and continuing thereafter on the first day of each succeeding month on the outstanding principal balance of the 1997 Substituted Revolving Note. On or before October 31, 1997, the Borrower and NTC shall repay a sufficient amount of the principal owing under the 1997 Substituted Revolving Note to reduce the principal balance thereof to the lesser of (i) $3,500,000 or (ii) the Borrowing Base. The aggregate unpaid principal amount of all Advances, together with accrued and unpaid interest thereon, shall be repaid by the Borrower and NTC on the Revolving Credit Termination Date.

     3.13 TERMINATION. The Revolving Credit and the Lender's Obligation to lend thereunder shall terminate on August 31, 1998 (the "Revolving Credit Termination Date"), at which time all of the sums due and owing under the 1997 Substituted Revolving Note shall be due and payable in full. No such expiration or termination of the Revolving Credit shall (i) adversely affect or impair in any manner whatsoever any right of Lender under this Agreement or any of the Related Documents arising prior to such expiration or termination or by reason thereof, (ii) relieve the Borrower or NTC of any liabilities or obligations to Lender under this Agreement or any Related Document, or otherwise, until all of the Obligations are fully paid and performed, or (iii) affect any other right or remedy of the Lender under this Agreement or any Related Document.

     9. Amended Terms Pertaining to Negative Covenants: The following subsection of Section 10 of the Fourth Loan Agreement, as heretofore amended entitled "Negative Covenants", are hereby amended and restated as follows:

            10.4 Capital Expenditures: Neither Borrower nor NTC will, during any Fiscal Year, make or become liable for any Capital Expenditures in excess of $1,000,000 in the aggregate. All Capital Expenditures not prohibited hereunder shall be "Permitted Capital Expenditures".

     10. Amended Terms Pertaining to Financial Covenants: The following subsections of Section 10.17 of the Fourth Loan Agreement, as heretofore amended entitled "Financial Covenants", are hereby amended and restated to read as follows:

            a. Net Working Capital. Borrower's Net Working Capital shall not, as of the last day of any Fiscal Year quarter, be less than $6,000,000.

            b. Current Ratio. The ratio of Borrower's Current Assets to its Current Liabilities shall not, as of the last day of any Fiscal Year quarter, be less than 1.75 to 1.0.


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            c.  Tangible Net Worth. Borrower's Tangible Net Worth shall not, as of the last day of any Fiscal Year quarter, be less than $9,000,000.

     11. Reaffirmation of Representations and Warranties: Novametrix and NTC hereby restate and reaffirm, as of the date hereof, the representations and warranties set forth in Section 7 of the Fourth Loan Agreement, except that the representations and warranties set forth in Section 7.9 shall be deemed to apply to the most current set of financial information provided to the Lender, and except as otherwise set forth on Schedule I hereto.

     Novametrix and NTC each hereby represent and warrant to the Lender that there exists no Event of Default or Incipient Default as of the date hereof.

     12. Waiver of Claims, Defenses, Etc.: As of the date hereof, Novametrix and NTC represent that there exist no defenses, offsets, counterclaims, reductions, set-offs or diminutions of any kind or nature whatsoever of or to any of the obligations of the Borrower or NTC under the Fourth Loan Agreement, as heretofore amended, or under any of the Related Documents, or otherwise, or to any of the rights of Lender in and to any such obligations, or to, under or by reason of the Fourth Loan Agreement, as heretofore amended, this Amendment No. 3, or any other Related Document, or otherwise, and there exists no claims, rights, or other assertions of liability against Lender or any Affiliate, Subsidiary, officer, director, employee, agent or attorney of Lender on account of any of the actions taken by Lender or any such Person to date under or in connection with the Fourth Loan Agreement, as heretofore amended, the Notes, the Related Documents, or in connection with the transactions contemplated by the Fourth Loan Agreement, as heretofore amended, the Notes, the Related Documents or otherwise.


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     By execution of this Amendment No. 3, each of Novametrix and NTC hereby waives all claims, actions and causes of action which have arisen or may arise against Lender or any of its Affiliates, Subsidiaries, successors or assigns, under or in connection with any of the transactions contemplated by the Fourth Loan Agreement, as heretofore amended, or the Related Documents or any other loan document or agreement between the Lender and Novametrix and/or NTC, or otherwise, in respect of any matter, cause or thing arising or occurring prior to the date hereof.

     13. Reaffirmation of Existing Agreements: The Fourth Loan Agreement, as heretofore amended, and the Related Documents, except to the extent expressly herein modified, are hereby ratified and affirmed and shall be and remain in full force and effect.

     14. Counterparts: This Amendment No. 3 to the Fourth Loan Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.
Dated as of the date and year first above written.


Signed, sealed and delivered
in the presence of                  NOVAMETRIX MEDICAL SYSTEMS

___________________________

___________________________         By/s/ William J. Lacourciere
                                      _________________________________
                                    Its President

                                    NTC TECHNOLOGY INC.
___________________________

___________________________         By/s/ Thomas J. Haythe
                                      _________________________________
                                    Its President

                                    FIRST UNION BANK OF


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                                    CONNECTICUT
___________________________

___________________________         By/s/ John H. Frost
                                      ________________________________
                                    John H. Frost
                                    Its Vice President


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STATE OF CONNECTICUT          }
                              } ss.:___________, April __, 1997
COUNTY OF ___________         }

     Personally appeared, John H. Frost, Vice President of First Union Bank of Connecticut, signer and sealer of the foregoing instrument who, being duly authorized so to do executed said instrument in the name of and on behalf of First Union Bank of Connecticut by signing his own name as Vice President.


                              __________________________________
                              Commissioner of the Superior Court


STATE OF CONNECTICUT          }
                              } ss.:___________, April __, 1997
COUNTY OF ___________         }

     Personally appeared, __________________, ___________ of Novametrix Medical Systems Inc., signer and sealer of the foregoing instrument who, being duly authorized so to do executed said instrument in the name of and on behalf of Novametrix Medical Systems Inc. by signing his own name as President.


                              __________________________________
                              Commissioner of the Superior Court/
                              Notary Public (If Notary:
                              My Commission Expires: ___________)


STATE OF          }
                  } ss.:________________, April __, 1997
COUNTY OF         }


     Personally appeared, _________________________, NTC Technology Inc., signer and sealer of the foregoing instrument who, being duly authorized so to do executed said instrument in the name of and on behalf of NTC Technology, Inc. by signing his own name as President.


                              __________________________________
                              Commissioner of the Superior Court/
                              Notary Public (If Notary:
                              My Commission Expires: ____________


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                               Exhibit 3.6 (1997)

                         1997 SUBSTITUTED REVOLVING NOTE

$4,500,000.00                                             New Haven, Connecticut
                                                                  April 25, 1997

     FOR VALUE RECEIVED, the undersigned, jointly and severally, promise to pay to the order of FIRST UNION BANK OF CONNECTICUT ("First Union"), at its office at 205 Church Street, New Haven, Connecticut, or at such other address as First Union or the holder hereof may direct in writing, the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND DOLLARS ($4,500,000.00), or as much thereof as may be advanced and outstanding from time to time, with interest before maturity at a rate per annum equal to the LIBOR Market Index Rate (as hereinafter defined) plus 200 basis points (a basis point is 1/100th of 1%), as that rate may change from day to day in accord with changes in the LIBOR Market Index Rate (the "Interest Rate").

     The term "LIBOR Market Index Rate" for any day is the rate (rounded to the next higher 1/100 of 1%) per annum for deposits in United States dollars as reported on Telerate page 3750 as of 11:00 a.m., London time, for such day, or, if such day is not a London business day, the immediately preceding London business day (or if not so reported, then as determined by the Bank from another source of interbank quotation).

     After maturity (whether by acceleration or otherwise) or after the occurrence of an Event of Default (as defined in the Loan Agreement, as hereinafter defined), and whether or not judgment has been issued thereon, interest on the amount outstanding hereunder shall accrue and be payable at the Default Interest Rate (as defined in the Loan Agreement). Interest shall accrue on the basis of a 360-day year, and shall be calculated according to the actual number of days elapsed during such accrual period. Each adjustment to the Interest Rate shall result immediately, without notice or demand of any kind, in a new rate of interest effective with respect to the period on and after the date of such adjustment.

     The undersigned further jointly and severally agree to pay all taxes levied or assessed upon said principal sum against First Union or other holder of this Note, together with all costs of collection, including attorneys' fees, incurred in any action to collect this Note or in connection with the foreclosure or enforcement of the lien of any other security device securing this Note or any guarantee hereof.

     Principal and interest shall be payable as follows:


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            (i) interest shall accrue, at the rate hereinabove set forth, on the outstanding principal amount of this Note from and after the date hereof, and shall be payable monthly, in arrears, on the first day of each month, commencing on May 1, 1997 and continuing thereafter on the first day of each succeeding month until the principal amount outstanding hereunder is paid in full;

            (ii) on or before October 31, 1997, the undersigned shall repay a sufficient amount of the principal owing under this Note to reduce the principal balance thereof to the lesser of (a) $3,500,000 or (b) the Borrowing Base (as defined in the Loan Agreement);

            (iii) the entire principal amount outstanding under this Note together with all accrued and unpaid interest thereon, shall be due and payable in full on August 31, 1998.

     All payments hereunder (including prepayments) shall be applied first to the payment of costs, fees and expenses due from the undersigned to First Union or the holder hereof, then to the payment of interest, and the balance, if any, to the payment of principal.

     As to any payment of interest or principal due under this Note which is received more than ten (10) days after such payment is due, the undersigned agree to pay First Union or the holder hereof, in addition to such payment, the sum of five percent (5%) of the amount of the payment due in consideration of First Union's or such holder's additional expenses incurred in handling such delinquent payment; provided, however, that the foregoing shall not constitute First Union's or such holder's permission for any such delinquent payment nor a waiver by First Union or such holder of its remedies in the event of the failure to make timely payments in accordance with this Note.

     This Note is issued to evidence a certain Revolving Credit, as defined in the Loan Agreement, made available by First Union to the undersigned pursuant to the terms of a certain Fourth Amended and Restated Loan and Security Agreement, dated as of June 16, 1994, by and among the undersigned and Union Trust Company, as amended by Amendment No. 1 thereto among the undersigned and First Fidelity Bank (Union Trust Company having changed its name to First Fidelity Bank) dated as of July 26, 1995 and as amended by Amendment No. 2 thereto among the undersigned and First Union Bank of Connecticut (First Fidelity Bank having changed its name to First Union Bank of Connecticut) dated as of October 25, 1996 and as amended by Amendment No. 3 thereto among the undersigned and First Union dated of even date herewith (the "Loan Agreement"), to which reference is hereby made for a complete statement of the rights and obligations of the parties hereunder and thereunder. Upon the occurrence of an Event of Default, as defined in the Loan Agreement, the entire principal-amount outstanding hereunder and all accrued and unpaid interest hereon shall, at the option of First Union or the holder of this Note, at once become due and


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payable by delivery of written notice to the undersigned without the necessity for any further notice, demand or presentment.

     Subject to the following provisions of this Note, this Note may be prepaid at any time in whole or in part at the option of the undersigned without any additional payment as consideration for the privilege of making such prepayment; provided, however, that no such partial prepayment shall affect the obligation of the undersigned to continue to make monthly payments of interest in the amounts hereinabove set forth. Each prepayment of principal must be accompanied by the payment of all accrued and unpaid interest on the principal amount so prepaid. Each prepayment of principal shall be applied as hereinabove set forth.

     EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT THE TRANSECTION OF WHICH THIS
NOTE IS A PART IS A COMMERCIAL TRANSACTION, AND HEREBY VOLUNTARILY AND KNOWINGLY WAIVES ITS RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE.

     EACH OF THE UNDERSIGNED FURTHER WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT WITH RESPECT TO, OR ARISING OUT OF, THIS NOTE AND/OR THE ENDORSEMENT OF ANY OF ITS RIGHT. AND REMEDIES. EACH OF THE UNDERSIGNED ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, VOLUNTARILY AND ONLY AFTER CONSIDERATION OF THE RAMIFICATION OF THIS WAIVER WITH ITS LEGAL COUNSEL.

     The indebtedness evidenced by this Note is secured by a security interest in certain of the assets and properties of the undersigned as more fully set forth in the Loan Agreement.

     This Note shall for all purposes be treated as having been issued in substitution for, and not in repayment or as a refunding of, the 1996 Substituted Revolving Note dated October 25, 1996 executed by the undersigned in favor of First Union in the face principal amount of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000).

     This Note shall be governed by and construed in accordance with the substantive laws of the State of Connecticut applicable to contracts made and to be wholly performed in such state.

                              NOVAMETRIX MEDICAL SYSTEMS INC.

                              By/s/ William J. Lacourciere
                                ---------------------------------
                                William J. Lacourciere
                                President

                              NTC TECHNOLOGY INC.


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                              By/s/ Thomas M. Haythe
                                ---------------------------------
                                Thomas M. Haythe
                                President


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